UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 25, 2010
TRICO MARINE SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33402	72-1252405
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of		Identification No.)
incorporation)
10001 Woodloch Forest Drive, Suite 610
The Woodlands, Texas 77380
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (713) 780-9926
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EX-4.1
EX-10.1
EX-10.2
EX-10.3
EX-10.4

Item 1.01 Entry into a Material Definitive Agreement.
(a) On June 25, 2010, Trico Marine Services, Inc. (the “Company” or “Trico”) entered into Amendment No. 1 to Credit Agreement (the “First Amendment”) by and among Trico, as borrower, Trico Marine Assets, Inc. (“TMA”), Trico Marine Operators, Inc. (“TMO”), Coastal Inland Marine Services Ltd. (“Coastal”), Trico Marine International, Inc. (“TMI”), a Louisiana corporation, Trico Marine Services (Hong Kong) Limited (“TMS Hong Kong”), Servicios de Apoyo Maritimo de Mexico, S. de R.L. de C.V. (“Servicios de Apoyo”), Trico Maritimos Ltda. (“Trico Maritimos”), Trico Marine Cayman, LP (“Trico Cayman”), Trico Holdco, LLC (“Holdco”), a Delaware limited liability company, Trico International Holdings B.V. (“Trico International”) and Trico Marine International Holdings B.V. (“Trico Marine International” and together with Coastal, TMI, TMS Hong Kong, Servicios de Apoyo, Trico Maritimos, Trico Cayman, Holdco, and Trico International, the “Additional Guarantors”), as guarantors, Nordea Bank Finland plc, New York Branch (“Nordea”), as collateral agent, Obsidian Agency Services, Inc. (“Obsidian”), as administrative agent, and affiliates of Tennenbaum Capital Partners, LLC (“Tennenbaum Capital”), as lenders. The First Amendment amends the Company’s Second Amended and Restated Credit Agreement dated as of June 11, 2010 (the “Holdco Credit Agreement”), to (i) permit the creation of certain liens, (ii) except the bankruptcy filing by certain subsidiaries of the Company from the events of default, and (iii) suspend the effectiveness of the guarantee of the Holdco Credit Agreement by TMI until such time as Trico files for bankruptcy protection.
(b) On June 21, 2010, Trico Shipping AS (“Trico Shipping”), an indirect, wholly-owned subsidiary of the Company, entered into a Second Amendment to Credit Agreement and Forbearance Agreement dated as of June 17, 2010 (the “Second Amendment”) by and among Trico Shipping, as borrower, the Company and certain of its subsidiaries, as guarantors, Nordea, as administrative agent, and Nordea and Unicredit Bank AG, as lenders. The Second Amendment provides a forbearance from enforcement of remedies and waives any defaults arising from the failure of Trico to make a scheduled interest payment on its 8.125% secured convertible debentures due 2013 (the “Debentures”) and certain related matters, including a potential bankruptcy filing by Trico and certain of its subsidiaries and amends Trico Shipping’s Credit Agreement dated as of October 30, 2009 (as amended, the “Shipping Credit Agreement”), to, among other things, (i) increase the interest rate by 2% during the forbearance period , (ii) permit the incurrence of additional indebtedness by Trico Shipping, (iii) revise the manner in which certain prepayments are applied to scheduled commitment reductions, and (iv) add financial covenants relating to minimum cash and minimum EBITDA. The Second Amendment became effective on June 30, 2010.
(c) On June 29, 2010, Trico Shipping entered into the Third Amendment to Credit Agreement and Forbearance Agreement (the “Third Amendment”) by and among Trico Shipping, as borrower, the Company and certain of it subsidiaries, as guarantors, Nordea, as administrative agent, and Nordea, Unicredit Bank AG and affiliates of Tennenbaum Capital, as lenders. The Third Amendment amends the Shipping Credit Agreement to provide for the addition of a term loan facility (the “Term Loan Facility”) to be provided by affiliates of Tennenbaum Capital, including up to $50 million in Tranche A Term Loans and up to $15 million in Tranche B Term Loans (collectively, the “Term Loans”). Proceeds of the Term Loans may be used (i) to pay fees and expenses relating to the Third Amendment and the Shipping Credit Agreement, (ii) for general corporate and working capital purposes and (iii) to repay outstanding revolving loans. The Tranche A Term Loans are available in up to two borrowings (not including the borrowing on the date of the Third Amendment) until six months following the date of the Third Amendment, such availability being subject to certain conditions, including the delivery to the lenders of certain additional documents and legal opinions. The Tranche B Term Loans are available in one borrowing until March 31, 2011, such availability being subject to certain conditions, including the termination and repayment in full (and cash collateralization of letters of credit) of the revolving credit facility under the Shipping Credit Agreement and delivery to the lenders of certain additional documents and legal opinions. On the date of the Third Amendment, Trico Shipping borrowed approximately $28 million of Tranche A Term Loans, to be used (i) to repay the revolving lenders in connection with the reduction of the revolving loan commitments to $15 million, (ii) to pay fees and expenses relating to the Third Amendment and (iii) for working capital and general corporate purposes.
     The Term Loans mature on January 31, 2014 and will bear interest at the initial rate of 13.5% per annum until June 30, 2013 and 14.5% per annum thereafter. Undrawn amounts under the Term Loan Facility are subject to a fee equal to 1.5% per annum until December 31, 2010 and 2.5% per annum thereafter. The Term Loans may be prepaid as follows: (i) no prepayments may be made prior to January 1, 2011, (ii) from January 1, 2011 to December 31, 2011, $20 million of Term Loans may be prepaid without premium with any further amounts prepaid during such period being subject to a 5% prepayment premium, (iii) from January 1, 2012 to December 31, 2012, $20 million of

Term Loans may be prepaid without premium with any further amounts prepaid during such period being subject to a 3% prepayment premium and (iv) from January 1, 2013 and thereafter, prepayments may be made without premium. Additionally, the Third Amendment amended certain of the restrictive covenants, including those relating to the ability of Trico Shipping and certain of its affiliates to make dividends or investments.
(d) On June 25, 2010, Trico Shipping accepted consents from holders of its outstanding 11⅞% senior secured notes due 2014 (the “Shipping Notes”) that were validly delivered (and not validly revoked) prior to the expiration time for the payment of the consent fee (the “Expiration Time”), pursuant to its previously announced solicitation of consents from holders of its Shipping Notes to (i) modify certain covenants, defaults, remedies, definitions and related provisions contained in the indenture, dated as of October 30, 2009, among Trico Shipping, as issuer, the guarantors identified therein (the “Guarantors”) and Deutsche Bank National Trust Company (as successor trustee to Wells Fargo Bank, N.A.) (“Deutsche Bank”), as trustee thereunder (the “Shipping Indenture”), pursuant to which the Shipping Notes were issued, and (ii) waive certain defaults and events of default and rescind any acceleration of principal or interest under the Shipping Indenture related thereto in the event that certain defaults of the Shipping Notes have occurred prior to the proposed amendments becoming operative. All holders of the Shipping Notes validly delivered, and did not revoke, their consents prior to the Expiration Time.
     On June 25, 2010, Trico Shipping and the Guarantors entered into the first supplemental indenture with Deutsche Bank, as trustee (the “First Supplemental Indenture”), to the Shipping Indenture following the receipt of the requisite consents of the holders of the Shipping Notes. The amendments to the Shipping Indenture set forth in the First Supplemental Indenture are now operative following the satisfaction of the preconditions set forth in the First Supplemental Indenture.
(e) On June 29, 2010, Trico Shipping entered into the First Amendment (the “Intercreditor Amendment”) to the Collateral Agency and Intercreditor Agreement, dated as of October 30, 2009 (the “Intercreditor Agreement”), by and among the Guarantors, Nordea, as the working capital facility agent, Deutsche Bank, as trustee, and Wilmington Trust FSB, as collateral agent. The Intercreditor Amendment amends the Intercreditor Agreement by, among other things, increasing the amount of indebtedness permitted to be secured by the collateral from $450 million to $465 million.
(f) On June 27, 2010, the Company and certain holders (the “Consenting Holders”) of the Debentures issued under that certain Indenture dated as of May 14, 2009 between the Company and U.S. Bank National Association (as successor trustee to Wells Fargo Bank, National Association), as Trustee (the “Indenture”), entered into a Forbearance Agreement (the “Agreement”). The Agreement will terminate on the earlier to occur of (i) August 15, 2010, (ii) the breach of certain covenants, including the consummation of certain non-ordinary course transactions as described more fully in the third sentence of the following paragraph, (iii) the Company’s failure to deliver to the Consenting Holders a comprehensive draft of a proposed restructuring by the close of business on July 30, 2010 and (iv) upon five days written notice of termination from the Consenting Holders, such written notice to be given no earlier than July 19, 2010.
     Under the Agreement, each Consenting Holder agreed, among other things, not to (i) pursue any remedy (including, without limitation, the acceleration of any obligation owing in respect of the Indenture and/or the Debentures) against the Company under the Debentures or the Indenture, as applicable, or (ii) initiate, or have initiated on its behalf, any litigation or proceeding of any kind with respect to the Debentures other than to enforce the Agreement. Further, each Consenting Holder agreed to request that the trustee of the Indenture not enforce remedies (including acceleration) pursuant to the terms of the Debentures or Indenture until the Agreement has terminated. Under the Agreement, the Company shall not (and shall direct its subsidiaries not to) consummate any financing transaction or material transactions outside the ordinary course of business without providing the Consenting Holders and their advisors advance notice of at least 48 hours; provided that the foregoing shall not apply to, among other things, the granting of certain security interests or liens in collateral for the benefit of the secured parties under Trico Shipping’s outstanding notes and related indenture.
The preceding descriptions of the First Amendment, the Second Amendment, the Third Amendment, the First Supplemental Indenture and the Intercreditor Amendment do not purport to be complete and are qualified in their entirety by reference to the copies of the First Amendment, the Second Amendment, the Third Amendment, the First Supplemental Indenture and the Intercreditor Amendment filed as Exhibits 10.1, 10.2, 10.3, 4.1 and 10.4, respectively, to this report, which are incorporated herein by reference.
Relationships
Affiliates of Tennenbaum serve as lenders under the Holdco Credit Agreement. An affiliate of Tennenbaum is party to a commitment letter with the Company dated as of June 7, 2010 pursuant to which it has agreed, subject to the terms and conditions contained in such commitment letter, to refinance certain indebtedness of the Company on a debtor-in-possession basis.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

4.1	—	First Supplemental Indenture, dated as of June 25, 2010, to the Indenture dated as of October 30, 2009, by and among Trico Shipping AS, the guarantors party thereto and Deutsche Bank National Trust Company (as successor trustee to Wells Fargo Bank, N.A.).

10.1	—	Amendment No. 1 to Credit Agreement, dated as of June 25, 2010, to the Second Amended and Restated Credit Agreement dated as of June 11, 2010, by and among Trico Marine Services, Inc., the guarantors party thereto, the lenders party thereto, Nordea Bank Finland plc, New York Branch as collateral agent, and Obsidian Agency Services, Inc. as administrative agent.

10.2	—	Second Amendment to Credit Agreement and Forbearance Agreement, dated as of June 17, 2010, to the Credit Agreement dated as of October 30, 2009, by and among Trico Shipping AS, the guarantors party thereto, the lenders party thereto, Nordea Bank Finland plc, New York Branch as administrative agent and book-runner, and Nordea Bank Finland plc, New York Branch and Unicredit Bank AG (f/k/a Bayerische Hypo- Und Vereinsbank), as lead arrangers.

10.3	—	Third Amendment to Credit Agreement and Forbearance Agreement, dated as of June 29, 2010, to the Credit Agreement dated as of October 30, 2009, by and among Trico Shipping AS, the guarantors party thereto, the lenders party thereto, Nordea Bank Finland plc, New York Branch as administrative agent and book-runner, and Nordea Bank Finland plc, New York Branch and Unicredit Bank AG (f/k/a Bayerische Hypo- Und Vereinsbank), as lead arrangers.

10.4	—	First Amendment, dated as of June 29, 2010, to the Collateral Agency and Intercreditor Agreement dated as of October 30, 2009, among Trico Shipping AS, the guarantors party thereto, Nordea Bank Finland plc, New York Branch, as the Working Capital Facility Agent, Deutsche Bank National Trust Company (as successor trustee to Wells Fargo Bank, N.A.), as Trustee, and Wilmington Trust FSB, as Collateral Agent.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: July 1, 2010

TRICO MARINE SERVICES, INC.
By:	/s/ Brett Cenkus
	Name:	Brett Cenkus
	Title:	General Counsel and Secretary

EXHIBIT INDEX

4.1	—	First Supplemental Indenture, dated as of June 25, 2010, to the Indenture dated as of October 30, 2009, by and among Trico Shipping AS, the guarantors party thereto and Deutsche Bank National Trust Company (as successor trustee to Wells Fargo Bank, N.A.).

10.1	—	Amendment No. 1 to Credit Agreement, dated as of June 25, 2010, to the Second Amended and Restated Credit Agreement dated as of June 11, 2010, by and among Trico Marine Services, Inc., the guarantors party thereto, the lenders party thereto, Nordea Bank Finland plc, New York Branch as collateral agent, and Obsidian Agency Services, Inc. as administrative agent.

10.2	—	Second Amendment to Credit Agreement and Forbearance Agreement, dated as of June 17, 2010, to the Credit Agreement dated as of October 30, 2009, by and among Trico Shipping AS, the guarantors party thereto, the lenders party thereto, Nordea Bank Finland plc, New York Branch as administrative agent and book-runner, and Nordea Bank Finland plc, New York Branch and Unicredit Bank AG (f/k/a Bayerische Hypo- Und Vereinsbank), as lead arrangers.

10.3	—	Third Amendment to Credit Agreement and Forbearance Agreement, dated as of June 29, 2010, to the Credit Agreement dated as of October 30, 2009, by and among Trico Shipping AS, the guarantors party thereto, the lenders party thereto, Nordea Bank Finland plc, New York Branch as administrative agent and book-runner, and Nordea Bank Finland plc, New York Branch and Unicredit Bank AG (f/k/a Bayerische Hypo- Und Vereinsbank), as lead arrangers.

10.4	—	First Amendment, dated as of June 29, 2010, to the Collateral Agency and Intercreditor Agreement dated as of October 30, 2009, among Trico Shipping AS, the guarantors party thereto, Nordea Bank Finland plc, New York Branch, as the Working Capital Facility Agent, Deutsche Bank National Trust Company (as successor trustee to Wells Fargo Bank, N.A.), as Trustee, and Wilmington Trust FSB, as Collateral Agent.